Exhibit 10.9
Execution Version
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment") is entered into as of July 18, 2018, but effective for all purposes as of June 4, 2018 (the “Second Amendment Effective Date"), between TWFG HOLDING COMPANY, LLC, a Texas limited liability company (the “Borrower") and successor by conversion to RFB Interests, Inc., a Texas corporation, and COMPASS BANK, an Alabama banking corporation ("Lender"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).
RECITALS
A.    Borrower and Lender are party to that certain Second Amended and Restated Credit Agreement dated as of June 5, 2017 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement").
B.    Borrower and Lender have agreed to amend certain provisions in the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
1.    Amendment to Credit Agreement.
(a)    Section 1 (Definitions and Terms) of the Credit Agreement is amended by replacing the existing definition of Revolving Credit Termination Date with the following:
Revolving Credit Termination Date means the earlier of (a) June 30, 2019, or (b) the effective date that Lender’s Commitment to make Loans under the Revolving Credit Facility under this Agreement is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.
2.    Conditions. This Amendment shall be effective on the Second Amendment Effective Date once each of the following have been executed and delivered to Lender, in form and substance satisfactory to Lender:
(a)    this Amendment executed by Borrower and Lender, together with the Guarantors’ Consent and Agreement executed by the Guarantors; and
(b)    such other documents as Lender may reasonably request.
3.    Representations and Warranties. Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite limited liability company action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) after giving effect to this Amendment, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) after giving 6715057vl effect to this Amendment, no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.
4.    Scope of Amendment; Reaffirmation; RELEASE. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). AS A MATERIAL PART OF THE CONSIDERATION FOR LENDER ENTERING INTO THIS AMENDMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES LENDER (AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE SATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER MAY HAVE OR CLAIM TO HAVE AGAINST LENDER.
5.    Miscellaneous.
(a)    No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(b)    Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.
(c)    Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.
(e)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
(f)    Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or by portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.
(g)    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.
(h)    Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures appear on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

TWFG HOLDING COMPANY, LLC, a Texas limited liability company and successor by conversion to RFB Interests, Inc.

By:	/s/ Richard F. Bunch, III
Richard F. Bunch, III President
Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

COMPASS BANK

By:	/s/ Cindy Young
Cindy Young Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement